                                                                   EXHIBIT 10.43


               [Letterhead of The Ashton Technology Group, Inc.]


March 22, 1996


Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL 32904-2314

Attention:     Mr. George Milligan
               President

Subject:       Time and Material Contract No. ASH-10261


Gentlemen:

     Reference subject contract, the provisions of limitation of funds shown in paragraph 3b. is hereby amended to increase the spending ceiling to $300,000. In addition, the provisions of paragraph 4b. are hereby modified to show that the definitized contract will be negotiated prior to May 31, 1996.

     If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Such acceptance will constitute this as a contract on the terms and conditions set forth herein. Telefacsimile signatures shall be effective as originals.

     Very truly yours,


Ashton Technology Group, Inc.           Accepted this 29 day of March, 1996
                                        Computer Science Innovations, Inc.


By:  /s/ John Blohm                     By:  /s/ George Milligan
     -------------------------------         -------------------------------
     (Signature)                             (Signature)


for Raymond T. Tate                     George H. Milligan
President                               President

               [Letterhead of The Ashton Technology Group, Inc.]


May 15, 1996


Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL 32904-2314

Attention:     Mr. George Milligan
               President

Subject:       Time and Material Contact No. ASH-10261


Gentlemen:

     Reference subject contract, the provisions of limitation of funds shown in paragraph 3b. is hereby amended to increase the spending ceiling to $1,046,456.00. In addition, the provisions of paragraph 4b. are hereby modified to show that the definitized contract will be negotiated prior to December 31, 1996.

     If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Such acceptance will constitute this as a contract on the terms and conditions set forth herein. Telefacsimile signatures shall be effective as originals.

Very truly yours,


Ashton Technology Group, Inc.                Accepted this 15 day of May, 1996
                                             Computer Science Innovations, Inc.


By:  /s/ John Blohm                          By:  /s/ George Milligan
     -----------------------------------          -----------------------------
     (Signature)                                  (Signature)


for Raymond T. Tate                          George H. Milligan
President                                    President

               [Letterhead of The Ashton Technology Group, Inc.]


December 16, 1996


Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL 32904-2314


Attention:     Mr. George Milligan
               President

Subject:       Contact No. ASH-LC10261 dated October 26, 1995


Gentlemen:

Reference subject contract, the provisions of limitation of funds shown in paragraph 3(b) is hereby amended to increase the spending ceiling to $1,212,228 (which includes reserves to be approved by UTTC). In addition, the provisions of paragraph 4 are hereby modified to indicate that a definitized contract (valued at $1,212,228) is hereby completed (see enclosed spreadsheet) and that the contract end date has been determined to be 31 January 1997.

If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Upon your acceptance and signature, this letter will constitute an amendment to the referenced contract and will supersede all previous amendments to the referenced contract. Telefacsimile signatures shall be effective as originals.

Very truly yours,


Ashton Technology Group, Inc.                Accepted this 20 day of Dec, 1996
                                             Computer Science Innovations, Inc.


By:  /s/ F. Rittereiser                      By:  /s/ George Milligan
     -------------------------------              -----------------------------
     (Signature)                                  (Signature)

Mr. Fred Rittereiser                         Mr. George Milligan
President                                    President

Universal Trading Technologies, Inc.


By:  /s/ Fred Weingard 12-16-96
     ---------------------------------
     (Signature)


Mr. Fred S. Weingard
Executive Vice President

               [Letterhead of The Ashton Technology Group, Inc.]


February 5, 1997


Computer Science Innovations, Inc.
1235 Evans Road
Melbourne, FL 32904-2314

Attention:     Mr. George Milligan
               President

Subject:       Contract No. ASH-LC10261

Reference:     (1) Contract No. ASH-LC10261 dated October 26, 1995
               (2) Contract Definition dated December 16, 1996


Gentlemen:

Reference (2) modifies and defines reference (1). The purpose of this letter is to provide a cost & time extension to definitized contract ASH-LC10261. The basis of estimate (BOE) and terms & conditions (T&Cs) are attached to this letter. Paragraph 3(b) is hereby amended to increase the spending ceiling from $1,212,228 to $1,306,000. In addition, the provisions of Paragraph 4 are hereby modified to indicate a new definitized contract (valued at $1,306,000) that incorporates the attached BOE and T&Cs and has a contract end date shall be 28 March 1997 or when the level-of-effort (LOE) for all key staff runs out, whichever comes first.

If the foregoing is satisfactory to you, please indicate your acceptance hereof by signing and returning the enclosed extra copy. Upon your acceptance and signature, this letter will constitute an incremental amendment to the referenced contract. Telefacsimile signatures shall be effective as originals.

Very truly yours,


Ashton Technology Group, Inc.                Accepted this 18 day of Feb 1996
                                             Computer Science Innovations, Inc.


By:  /s/ Fred Rittereiser                    By:  /s/ George Milligan
     -----------------------------                -----------------------------
     (Signature)                                  (Signature)


Mr. Fred Rittereiser                         Mr. George Milligan

President                                    President


Universal Trading Technologies, Corp.


By:  /s/ Fred Weingard
     --------------------------------
     (Signature)


Mr. Fred S. Weingard
Executive Vice President